Supplement dated April 9, 2012

to the Pinnacle Prospectus dated May 1, 2005

Issued by Columbus Life Insurance Company through its Separate Account 1

This is a supplement to the prospectus identified above.  This supplement describes a change to Sub-Account Investment Options available through your variable life insurance policy.  Please retain this supplement for future reference.

Invesco Fund Merger

Pending the approval of shareholders at a special meeting to be held on April 2, 2012, the Invesco Variable Insurance Funds will merge the Invesco V.I. Capital Appreciation Fund into the Invesco V.I. American Franchise Fund effective as of the end of the Business Day on April 27, 2012.  To support the merger, we will merge the existing Invesco V.I. Capital Appreciation Sub-Account Investment Option in your variable life insurance policy into the Invesco V.I. American Franchise Sub-Account Investment Option:

Existing Sub-Account	Replacement Sub-Account
Invesco V.I. Capital Appreciation Fund →	Invesco V.I. American Franchise Fund(1)

Any Account Value you have in the Existing Sub-Account Investment Option at the end of the Business Day on April 27, 2012 will be transferred to the Replacement Sub-Account Investment Option, which we will add to your variable life insurance policy effective as of the date of the merger.  You will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your variable life insurance policy.

If you are currently invested in both the Existing Sub-Account Investment Option and the Replacement Sub-Account Investment Option, you may be over allocated to the Replacement Sub-Account Investment Option after the merger.  Please contact your financial professional to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Premiums and Systematic Programs — Any future premiums and purchases made through an automated program (such as asset rebalancing, automatic premium, systematic transfer or dollar cost averaging) that are currently directed to the Existing Sub-Account Investment Option will be redirected to the Replacement Sub-Account Investment Option.  You can provide different directions for your future premiums or automated program allocations by contacting us or your financial representative.

Invesco Name Change

Effective April 30, 2012, the name of the Invesco V.I. Basic Value Fund will be changed to Invesco Van Kampen V.I. Opportunities Fund.

You can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.

(1)  The Invesco V.I. American Franchise Fund is currently known as the Invesco V.I. Capital Growth Fund.  The fund name will change effective May 1, 2012.